Exhibit 10.14c

Execution Copy

CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

THIRD AMENDMENT TO LOAN AGREEMENT

This THIRD AMENDMENT TO LOAN AGREEMENT (this “Third Amendment”), dated as of May 23, 2014 (the “Effective Date”), is entered into by and among Hammerhead Solar, LLC, a Delaware limited liability company (“Borrower”), Bank of America, N.A., a national banking association (“Bank of America”), as the Administrative Agent (“Administrative Agent”) and Bank of America and each of the other financial institutions named as “Lenders” party to the Loan Agreement, dated as of February 4, 2014, as amended on February 20, 2014 and on March 20, 2014 (the “Loan Agreement”), by and among the Borrower, the Administrative Agent, the Collateral Agent and the Lenders, that becomes a signatory hereto as a Lender. Capitalized terms used but not defined herein have the respective meanings ascribed to them in the Loan Agreement.

A. Pursuant to the Loan Agreement, the Lenders have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

B. In connection with the Borrower’s request for the addition of a Potential New Fund pursuant to the terms of Section 2.10(a) of the Loan Agreement on or about the Effective Date, the parties hereto desire to make certain changes to the Loan Agreement on the terms and subject to the conditions set forth below.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Loan Agreement. Upon the effectiveness of this Third Amendment on the Effective Date as provided below, the Loan Agreement will be amended as follows:

(a) The definition of “Terminated System” is hereby amended and restated in its entirety to read as follows:

““Terminated System” means a PV System that (a) is damaged or destroyed by fire, theft or other casualty (an “Event of Loss”) and such System has become inoperable because of such event and is not repaired, restored, replaced or rebuilt to substantially the same condition as it existed immediately prior to the Event of Loss within one hundred twenty (120) days of such Event of Loss or (b) is otherwise deemed to be a “Terminated System,” “Deficient Project,” “Cancelled Project” or “Overdue Project” (or an equivalent term or designation of similar meaning) pursuant to the applicable Project Document.”

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(b) Section 5.2(e) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(e) (i) the occurrence of any event that could reasonably be expected to give rise to a right to remove and/or replace a Partnership Managing Member or a Lessor Managing Member (as the case may be), (ii) the occurrence of, or notice given or received by a Funded Subsidiary in respect of, any breach, default or claim under a Project Document and (ii) notice of any material event of default or termination given to or received by a Funded Subsidiary under any Project Document; and”

(c) Sub-clause 2.d. of Schedule 4 to Exhibit B to the Loan Agreement (Form of Borrowing Notice) is hereby amended and restated in its entirety to read as follows:

“Non-cancelable; Prepayable: The related Customer Agreement is noncancelable and, other than with respect to Customer Agreements that have been fully prepaid or partially prepaid prior to the Borrowing Date, prepayable only with a mandatory prepayment amount equal to an amount determined by the discounting of all projected Customer Payments at a pre-determined discount rate [***].”.

(d) Sub-clause f.(i). of Appendix 2 to the Loan Agreement (Borrowing Base Certificate Calculations) is hereby amended and restated in its entirety to read as follows:

“the Lessor, Partnership or Partnership Managing Member is subject to a Bankruptcy event, dissolution event, or liquidation event; the occurrence of any non-curable event giving rise to the right to remove and/or replace a Partnership Managing Member or a Lessor Managing Member which could reasonably be expected to lead to the loss of voting or consent rights of such managing member; or the Partnership Managing Member or Lessor Managing Member (a) is removed as managing member and (b) no longer has voting or consent rights in the related Partnership or Lessor; for avoidance of doubt, for purposes of this subclause f.(i), an event is non-curable if (x) the terms of the applicable operating agreement state that such event is non-curable or (y) the terms of the applicable Organizational Documents do not expressly contemplate that a cure period will apply with respect to such event while expressly providing that additional cure periods apply with respect to other events;”

(e) Appendices 4 and 5 to the Loan Agreement are hereby respectively deleted and replaced in their entirety by Appendix 4 to the Loan Agreement attached to that certain Consent and Agreement, dated of even date herewith, by and among the Borrower, the Agents and the Lenders signatory thereto (the “[***] Consent”) as Annex 1 thereto and Appendix 5 to the Loan Agreement, attached to the [***] Consent as Annex 2 thereto.

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SECTION 2. Conditions Precedent. This Third Amendment shall be effective as of the Effective Date when the following conditions precedent have been satisfied:

(a) The Administrative Agent shall have received counterparts of this Third Amendment executed on behalf of the Administrative Agent, the Borrower and the Majority Lenders.

(b) No Default or Event of Default shall have occurred and be continuing.

(c) The representations and warranties set forth in Section 4.1 of the Loan Agreement and in each other Financing Document shall be true and correct in all material respects as of the Effective Date (unless such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date).

(d) The Administrative Agent shall have received for its own account, and for the account of each Lender entitled thereto, all fees due and payable as of the Effective Date pursuant to the Loan Agreement or any of the Fee Letters (as amended), and all costs and expenses, including costs, fees and expenses of legal counsel, for which invoices have been presented.

(e) The Administrative Agent shall have received a certificate of the Borrower dated as of the Effective Date signed by a Responsible Officer of the Borrower certifying that each of the conditions set forth in this Section 2 has been met as of the Effective Date.

SECTION 3. Amendments. This Third Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower and the Majority Lenders.

SECTION 4. Reference to and Effect on Financing Documents. Upon and after the effectiveness of this Third Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Financing Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby. Except as specifically set forth in this Third Amendment, all of the Financing Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legally valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its respective terms without defense, offset, claim or contribution, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally. Except as expressly provided herein, the execution, delivery and effectiveness of this Third Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Financing Documents, nor constitute a waiver of any provision of any of the Financing Documents. This Third Amendment shall also constitute a “Financing Document” for all purposes of the Loan Agreement and the other Financing Documents.

SECTION 5. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (NOT INCLUDING SUCH STATE’S CONFLICT OF LAWS PROVISIONS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SECTION 6. Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Third Amendment by telecopy or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Third Amendment.

SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Third Amendment.

SECTION 8. Headings. The Section headings used herein are for ease of reference only, are not part of this Third Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Third Amendment.

SECTION 9. Severability. In case any one or more of the provisions contained in this Third Amendment should be invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 10. Construction. The rules of interpretation specified in Section 1.2 of the Loan Agreement also apply to this Third Amendment.

[Signature Pages Follow]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

HAMMERHEAD SOLAR, LLC

By:	/s/ Robert Kelly
Name:	Robert Kelly
Title:	Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Mollie S. Canup
Name:	Mollie S. Canup
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Sheikh Omer-Farooq
Name:	Sheikh Omer-Farooq
Title:	Director

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Carol Rapice
Name:	Carol Rapice
Title:	Director

CIT FINANCE LLC, as a Lender

By:	/s/ Joseph Gyurindak
Name:	Joseph Gyurindak
Title:	Director

SILICON VALLEY BANK, as a Lender

By:	/s/ Quentin Falconer
Name:	Quentin Falconer
Title:	Managing Director

NATIONAL BANK OF ARIZONA, as a Lender

By:	/s/ Kate Smith
Name:	Kate Smith
Title:	Assistant Vice President

[THIRD AMENDMENT – SIGNATURE PAGE]

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ANNEX 1

APPENDIX 4

LIST OF SUBJECT FUNDS, FUNDED SUBSIDIARIES AND INVESTORS

Subject Funds	Funded Subsidiaries		Investors
[***]	•	[***], a Delaware limited liability company	[***], a Delaware limited liability company
	•	[***], a Delaware limited liability company

[***]	•	[***], a Delaware corporation	[***], a Delaware corporation
	•	[***], a Delaware limited liability company

[***]	•	[***], a Delaware limited liability company	[***], a California corporation
	•	[***], a Delaware limited liability company

[***]	•	[***], a Delaware limited liability company	[***], a Delaware limited liability company
	•	[***], a Delaware limited liability company

[***]	•	[***], a Delaware limited liability company	[***], a Delaware limited liability company
	•	[***], a Delaware limited liability company

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.